Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED

BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY

CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

This AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), entered into as of October 8, 2020 (the “Amendment Effective Date”), is entered into by and among LianBio, an exempted company organized under the laws of the Cayman Islands (“LianBio”), LianBio Licensing, LLC, a limited liability company organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of LianBio (“Licensee”), and MyoKardia, Inc., a corporation organized and existing under the laws of the State of Delaware, United States (“Company”). LianBio, Licensee, and Company are each referred to herein individually as a “Party”, and collectively as the “Parties.”

INTRODUCTION

WHEREAS, the Parties entered into an Exclusive License Agreement, dated August 10th, 2020 (the “License Agreement”) to Develop, have Manufactured, Commercialize, use, offer for sale, sell, have sold, and import the Licensed Products in the Field in the Territory;

WHEREAS, pursuant to the License Agreement, Company and Licensee are to negotiate in good faith and enter into a Development Supply Agreement within [***], which is on or before [***];

WHEREAS, Company requires additional time to consider and respond to Licensee’s [***] response to Company’s initial draft of the Development Supply Agreement of [***], which Company initially expected to provide to Licensee on [***]; and

WHEREAS, the Parties do not expect the Development Supply Agreement to be agreed on or before [***], and wish to amend the License Agreement to defer the due date for the entering of the Development Supply Agreement by the Parties thereunder;

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Capitalized terms. Capitalized terms used in this Amendment but not otherwise defined will have the meaning as defined in the License Agreement.

2. Amendment. The words “[***]” set forth in sub-clause (a) of Section 4.1 of the License Agreement is hereby amended and replaced with the words “[***]”.

3. No Other Changes. All other original terms and conditions of the License Agreement, except as specifically amended herein, shall remain in full force and effect.

4. Execution in Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if the Parties have not executed the same counterpart. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (pdf) sent by electronic mail will be deemed to be original signatures.

IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed by its authorized representative under seal, in duplicate on the Amendment Effective Date.

MYOKARDIA, INC.

/s/ Jake Bauer
Name: Jake Bauer
Title: CBO

LIANBIO LICENSING LLC

/s/ Bing Li
Name: Bing Li
Title: CEO

LIANBIO

/s/ Bing Li
Name: Bing Li
Title: CEO

SIGNATURE PAGE OF THE AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT